                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 26, 2004


                              CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
-------------------------------------------------------------------------------
                           (Exact name of registrant)


                                       333-64131
                                       333-89425
                                       333-68848
          New York                     333-106428              13-3436103
-----------------------------     ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


343 Thornall Street, Edison, NJ             08837
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:           (732) 205-0600

Item 5.  Other Events:


         On or about April 26, 2004, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series
2001-3, Series 2001-4, Series 2002-1, Series 2002-2, Series 2002-3, Series
2002-4, Series 2003-1, Series 2003-2, Series 2003-3, Series 2003-4, Series
2003-5, Series 2003-6, Series 2004-1 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, Series 2001-C1, Series 2001-C2, Series 2001-C3, Series 2002-C1, Series 2003-C1, Series 2003-C2 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

   Exhibits          Description
   --------          ---------------

   20.1 Monthly Reports with respect to the April 26, 2004 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 30, 2004

                                            JPMORGAN CHASE BANK (f/k/a
                                            "The Chase Manhattan
                                            Bank"), As Paying Agent, on
                                            behalf of Chase Funding,
                                            Inc.


                                            By: /s/ Andrew M. Cooper
                                            -----------------------------------
                                            Name: Andrew M. Cooper
                                            Title: Assistant Vice President

                               INDEX TO EXHIBITS
                               ------------------

Exhibit No.             Description
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20.1                    Monthly Reports with respect to the distribution to
                        certificateholders on April 26, 2004.